UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO

SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

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Preliminary Information Statement

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Definitive Information Statement

Mentor Capital, Inc.

(Name of Registrant as Specified in Its Charter)

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Mentor Capital, Inc.

INFORMATION STATEMENT

FOR

NOTICE OF ACTION BY MAJORITY SHAREHOLDERS ON WRITTEN CONSENT

July 9, 2015

GENERAL INFORMATION

This Information Statement is furnished to you by the Board of Directors of Mentor Capital, Inc., a California corporation (the “Company”) in connection with the change of state of incorporation of the Company from California to Delaware.  We have attached hereto as Appendices A, B, and C the form of Plan and Agreement of Merger with the Delaware corporation, the Certificate of Incorporation of the surviving Delaware corporation, and the Bylaws of the surviving Delaware corporation, respectively.

On May 2, 2015, our Board of directors approved our reincorporation from California to Delaware by means of a merger with and into a newly formed and wholly-owned Delaware subsidiary corporation formed for purposes of the merger with us in order to change the Company’s domicile (“Reincorporation”).  On June 30, 2015 (“Record Date”), pursuant to an action by previously-authorized proxy, the holders of 11,447,403 shares of the Company’s outstanding shares of authorized common stock, representing 71.89% of our outstanding shares of Common Stock as of the Record Date, approved the Reincorporation.  As of the Record Date, 15,923,765 shares of our Common Stock were issued and outstanding.  Each share of common stock entitles the holder to one vote.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Schedule 14C:  We will furnish a copy of this Information Statement, without charge, to any shareholder upon written request to the address set forth below, Attention:  Corporate Secretary.  A letter concerning this Information Statement is first being mailed to our shareholders on or about July 9, 2015.  Our executive offices are located at 511 Fourteenth Street, Suite A-2, A-4, A-6, Ramona, CA 92065.  Our telephone number is (760) 788-4700.

NO VOTE OR OTHER ACTION OF THE COMPANY’S SHAREHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Why am I receiving these materials?

Our Board of Directors has made available printed versions of these materials to shareholders of record as of 5:00 p.m. on June 30, 2015, by mail, in connection with the Board’s and majority shareholders’ approval by written consent of the shareholders of the Company, of a change in the Company’s state of incorporation from California to Delaware.  This Information Statement constitutes the notice required to shareholders pursuant to Section 603(b) of the California General Corporation Law.

When will this action be taken?

The Board anticipates that the Agreement and Plan of Merger will be filed with the California and Delaware Secretaries of State 20 calendar days following the distribution of this Information Statement to shareholders in accordance with Rule 14c-2 of the Securities and Exchange Act, or approximately in late July 2015.

Why are you proposing this Action?

The Board of Directors deems it to be in the best interests of the Company and its shareholders to change the state of our incorporation from California to Delaware.  We want to change the state of our incorporation for several reasons including to take advantage of certain statutory, case law, and administrative flexibility in connection with the operation and administration of the Company.  We are examining creation and use of certain preferred securities to further our business. We would like, in part, to be able to take advantage of certain provisions of Delaware law that, we believe, will give our planning more surety than available in California.

Do I need to give my consent?

No.  Holders of a majority of the Company’s outstanding shares have consented by proxy vote given to Chester Billingsley to approve the Agreement and Plan of Merger to merger the Company into a Delaware corporation for purposes of changing the domicile of the Company and the Board is neither seeking your consent nor a proxy to vote your shares to approve the Agreement and Plan of Merger at this time.

Are you having a meeting of shareholders?

No.

How may I communicate with the Company’s Board of Directors?

You may send correspondence to the Chief Executive Officer of the Company, Mr. Chester Billingsley, in care of The Corporate Law Group, 1342 Rollins Road, Burlingame, California 94010.  Mr. Billingsley will submit your correspondence to the Board of Directors or the appropriate committee or director, as applicable.

How much will the Merger into the Delaware corporation cost the Company?

We anticipate that the costs of preparing, filing, printing and mailing this Information Statement and attendant documents to shareholders and the filing fees associated with the Agreement and Plan of Merger will not exceed $50,000.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transaction, passed upon the merits or fairness of the transaction, or passed on the adequacy or accuracy of the disclosure in this Information Statement.  Any representation to the contrary is a criminal offense.

PROPOSED REINCORPORATION OF THE COMPANY FROM CALIFORNIA TO DELAWARE

This Information Statement is furnished by the Board of Directors of the Company, to the holders of record at the close of business on June 30, 2015 (the “Record Date”) of the Company’s outstanding common stock (“Common Stock”).

Our Board of Directors believes that the Reincorporation is in the best interests of the Company and its shareholders.  The Agreement and Plan of Merger, Articles of Merger, Amended and Restated Certificate of Incorporation, and Bylaws (in substantially the forms included with this Information Statement) all have the unanimous support of our Board of Directors and the proxy vote of the holders of a majority of our outstanding stock.  Pursuant to the Agreement and Plan of Merger, dated June 30, 2015, by and between the Company and Mentor Capital, Inc., a Delaware corporation (“Mentor Delaware”), we will merge with and into Mentor Delaware with Mentor Delaware as the surviving corporation (the “Merger”).  We anticipate that the Agreement and Plan of Merger and Articles of Merger will be filed with the California Secretary of State on or after July 27, 2015.

Our separate existence in California will cease upon the effectiveness of the Merger but our business will continue unaffected and unimpaired by the Reincorporation.

Each outstanding share of the Company’s common stock will automatically be converted into one share of Mentor Delaware common stock, and the existing holders of common stock will own all of the outstanding shares of Mentor Delaware common stock immediately following the Merger.  No change of ownership will result from the Reincorporation.

No Appraisal Rights

Shareholders do not have appraisal rights under the California General Corporation Law or under our articles of incorporation filed in California, as amended to date (the “California Articles”) or bylaws, as amended to date (the “Bylaws”) in connection with the Reincorporation.

Why did the Board of Directors Choose to Reincorporate in Delaware?

The choice of a state of domicile is important because each state has its own sets of laws, rules, regulations, and procedures which govern the operation of a corporation.  Our officers and directors look to these state laws to guide their decision-making on many issues including corporate governance procedures and policies, director and officer fiduciary duties to the corporation’s shareholders, and key strategic alternatives for the corporation including mergers, acquisitions, and divestitures.  The Board believes that Delaware state laws, rules, and regulations provide the best guidance and operation procedures for Mentor.

Delaware has long been a favored state of domicile for many corporations and other business entities.  Over the years Delaware has cultivated and adopted a comprehensive and coherent set of corporate laws that quickly respond to the ever-changing legal and business needs of corporations.  Delaware also has an extensive and predictable set of case law which addresses the complex and varied nature of issues facing a public company.  Finally, Delaware offers a quick and easy process for charter amendments and other administrative needs.  Our Board believes that Delaware’s decades of business and case law will help Mentor more easily navigate the complex issues that may arise as it continues to grow and seek out additional investment opportunities.

Predictability, Flexibility, and Responsiveness

Delaware courts have a well-established background of case law that is more thorough, predictable, and broadly applied to principles of corporate governance than the case law in California.  Delaware corporations can look to this plethora of firmly established and consistently interpreted principles when making business and legal decisions.

Many large companies are incorporated in Delaware which allows Delaware to review and decide matters relating to corporate governance and rights and obligations of shareholders before any other state.  California courts often times look to Delaware case law when reviewing issues related to corporations and its shareholders.  Mentor believes that this “first review” will be most beneficial to the corporation and its shareholders because not only does it provide decisions for issues which have not yet been reviewed in California courts but Delaware corporate laws are also more consistently and predictably enforced.

Unlike California in which business and corporate disputes are heard by the Superior Court which often experiences long delays and inconsistent decisions, Delaware also has a dedicated court system, the Court of Chancery, specially designed to quickly and efficiently review and decide corporate law cases.  Cases appealed from the Court of Chancery are automatically forwarded to Delaware’s Supreme Court.  In addition to the separate corporate law court system, Delaware also recently enacted the Delaware Rapid Arbitration Act which provides a streamlined arbitration system for many business law disputes.

Anti-Takeover Provisions

Delaware allows a Board to adopt a shareholders rights plan, sometimes known as a “poison pill”, as a means to thwart a hostile takeover or maintain control over the corporation.  Under a shareholders’ rights plan in the event of a hostile takeover or attempt by an “activist” shareholder to take over control of the company through purchase of a substantial number of shares, a Delaware corporation could provide the right to other shareholders to purchase additional shares to dilute the hostile or “activist” purchaser from gaining a majority ownership stake.   Whether a California court would allow a similar shareholders’ rights or “poison pill” plan is uncertain as the validity of a shareholders’ rights plans have never been definitively addressed by the California courts.

Are there any negative impacts of reincorporating in Delaware?

As with all decisions, yes, there are possible negative consequences in reincorporating in Delaware.  First, unless expressly included in the certificate of incorporation, Delaware does not automatically provide for cumulative voting for directors; shareholders may generally only vote the number of votes allocated to their shares.  In California, when voting for directors, a shareholder may vote the number of shares he or she owns multiplied by the number of director candidates.  Second, Delaware may not provide the same rights to minority shareholders as those shareholders would receive under California law.  For example, in California, a shareholder owning at least 10% of the corporation’s shares may call a special meeting of the shareholders but Delaware does not allow a shareholder to call a special meeting of shareholders unless such right is included within the corporation’s certificate of incorporation or bylaws.  Third, Section 203 of the Delaware General Corporate Law may prevent the company from entering into a business combination with a shareholder holding a large number of shares, thereby impeding how Mentor chooses to operate.

How will the Reincorporation be effected?

Following at least 20 days after the mailing of the Notice to shareholders, Mentor will file the attached Agreement and Plan of Merger with the California Secretary of State and the merger of the California corporation into the newly formed Delaware entity will be effective upon acceptance of the Agreement and Plan of Merger by the California Secretary of State.  Immediately following the acceptance of the Agreement and Plan of Merger, the California entity shall cease to exist and the Delaware corporation, the surviving entity, shall be the successor in interest to Mentor and all shareholders of Mentor shall become shareholders of Mentor Delaware.  The surviving Mentor Delaware corporation will also file a copy of the Agreement and Plan of Merger with the Delaware Secretary of State to file and make effective the Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”).

What are the consequences of the Reincorporation?

Immediately following the Reincorporation, Mentor will be governed by the Delaware Certificate of Incorporation, Delaware Bylaws, and the Delaware General Corporation Law.  Copies of the Delaware Certificate of Incorporation and Bylaws may be found at the Company’s website at http://mentorcapital.com/disclosures/14C and will be available to any shareholder who requests a copy from the Secretary of the Company.

After the Reincorporation our name will still be Mentor Capital, Inc.  Other than the change in domicile to Delaware, the Reincorporation will not result in any change to our business operations, name, management, Board composition, fiscal year, assets, liabilities, net worth, or physical location.  We do not believe that Reincorporation will affect any material contracts we have with third parties and all material contracts, including rights and contracts for officer and director compensation, will be assumed by Mentor Delaware.  Mentor’s current directors will become the directors of Mentor Delaware and Mentor’s officers shall continue to act as the officers of Mentor Delaware.  We will continue to operate from the same business address located at 511 Fourteenth Street, Suite A-2, A-4, A-6, Ramona, CA 92065.

What will happen to my shares of common stock as a result of the Reincorporation?

On the effective date of the Reincorporation, each outstanding share of common stock of Mentor shall be automatically converted into one share of common stock of Mentor Delaware.  Any stock certificate representing issued and outstanding shares of common stock of Mentor will continue to represent the same number of shares of common stock of Mentor Delaware.  Each outstanding warrant shall remain in effect and shall be convertible into one share of Mentor Delaware’s common stock.

Any share certificate currently issued for shares of Mentor will automatically represent shares in Mentor Delaware upon the effective date of the Reincorporation.  Shareholders will not be required to surrender or exchange any share certificates as a result of the Reincorporation.

Will the shares of common stock be listed for trading after the Reincorporation?

Our common stock listed for trading on the OTCQB under trading symbol MNTR shall continue to be traded under the same symbol.

Will the Reincorporation impact Mentor’s registration statements with the SEC?

No.  The registration statement, as amended, of Mentor on file with the SEC immediately prior to the Reincorporation will be assumed by Mentor Delaware.

Are there dissenters’ rights with respect to the Reincorporation?

While California law does generally allow dissenting shareholders to receive certain rights, such as the ability to cash out their shares rather than receive the merger consideration, because all of the Mentor shareholders remain the same following the Reincorporation, California law does not provide for dissenters’ rights in this situation.

Are there any tax repercussions from the Reincorporation?

We do not believe that either Mentor or shareholders will experience a taxable event as a result of the Reincorporation.  Each shareholder is advised to check with his or her own tax advisor.

Interest of Mentor’s Directors and Executive Officers in the Reincorporation

Mentor’s officers and directors may have interests in the Reincorporation that are different from, or in addition to, the interests of the shareholders generally.  For example, the Reincorporation may be of benefit to our officers and directors in helping reduce personal liability, preventing takeover bids, and increasing their indemnification by the corporation.  Mentor’s Board of Directors was aware of these interests and considered them in reaching its decision to approve the Reincorporation.

Differences Between California General Corporation Law and Delaware General Corporate Law.  Differences Between Mentor and Mentor Delaware.

Below is a table showing some of the differences between California General Corporation Law (“CGCL”) and Delaware General Corporate Law (“DGCL”), including some of the changes to the Company’s Articles and Bylaws that will be effected as part of the Reincorporation.  This table does not list all of the possible differences and similarities; shareholders are encouraged to review the Delaware Certificate of Incorporation and Delaware Bylaws.

Provision	Mentor California	Mentor Delaware
Authorized Shares	400,000,000 authorized shares of common stock, no par value. 100,000,000 shares of Preferred Stock, 500,000 of which are designated as Series A Preferred Stock, no par value.	75,000,000 authorized shares of common stock, par value $0.0001. 5,000,000 shares of Preferred Stock, par value $0.0001.
Ability of Shareholders to Call Special Meetings

Under CGCL, a special meeting of the shareholders may be called by the chairman of the Board, the board of directors, the president, or the holders of shares entitled to cast not less than 10% of the votes at such meeting and such persons as are authorized by the articles of incorporation or bylaws.

Under DGCL, a special meeting of the shareholders may be called by the board of directors or by any person authorized in the certificate of incorporation or bylaws.
	The California bylaws provide that a special meeting of the shareholders may be called by holders of shares amounting to no less than 10% of the outstanding shares entitled to vote.	The Delaware bylaws provide that special meetings of shareholders may only be called by one or more holders of an aggregate of thirty (30%) of the outstanding shares entitled to vote at that meeting.
Cumulative Voting

The CGCL allows cumulative voting for the election of directors if the shareholder provides advance notice of the intent to exercise its cumulative voting rights.  The CGCL also permits public companies to eliminate cumulative voting by the approval of the shareholders.

Under DGCL cumulative voting is not allowed unless the company provides for cumulative voting rights in its certificate of incorporation.

The California Bylaws provide shareholders with the right of cumulative voting for the election of directors if such shareholders provide advance notice to Mentor California of the intent to exercise such rights

Neither the Delaware Certificate of Incorporation nor the Bylaws provide any shareholder with cumulative voting rights for the election of directors.
Change in the Number of Directors on the Board

Under CGCL a change in the number of directors must be approved by the shareholders, but the Board of directors may fix the exact number of directors within a stated range set forth in the Articles of Incorporation or the Bylaws, if such range has been approved by the shareholders.

Under DGCL the number of directors shall be fixed by or in the manner provided by the bylaws, unless the number of directors is fixed in the certificate of incorporation.
	The California Bylaws provide that the authorized number of directors shall be a variable range between the range of 3 to 5.	The Delaware Bylaws provide that the authorized number of directors shall be a variable range of directors between 1 and 9, which may be fixed from time to time by a vote of the Board or shareholders.
Classified Board of Directors	Under CGCL a corporation may create and elect a classified board.

Under DGCL a corporation may adopt a classified board of directors pursuant to which the directors can be divided into as many as three classes with three-year staggered terms of office and with only one class of directors coming up for election each year.

Provision	Mentor California	Mentor Delaware
	The California Bylaws do not provide for a classified Board of directors.	The Delaware Bylaws do not provide for a classified Board of directors.
Shareholder Action by Written Consent

The California Bylaws provide that any action of the shareholders which may be taken at a meeting of the shareholders entitled to vote may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action to be taken, shall be signed by the holders of outstanding shares of not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote on the action were present and voted.  Directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors

The Delaware Bylaws provide that any action of the shareholders which may be taken at a meeting of the shareholders entitled to vote may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action to be taken, shall be signed by the holders of outstanding shares of not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote on the action were present and voted.

Vote Required to Elect Directors	Plurality of votes except in the case of election of directors on written consent in which case a unanimous vote of shares shall be required.	Plurality of votes.
Filling Vacancy on the Board

The California Bylaws provide that except for a vacancy created by the removal of a director, all vacancies, whether caused by resignation, death, or otherwise, may be filled by a majority of the remaining directors, even if less than a quorum or by a sole director, and each director so elected shall hold office until his or her successor is elected at an annual, regular, or special meeting.  Vacancies created by a removal of a director may only be filled by approval of the shareholders.

The Delaware Bylaws provide that except for a vacancy created by the removal of a director, all vacancies, whether caused by resignation, death, or otherwise, may be filled by a majority of the remaining directors, even if less than a quorum or by a sole director, and each director so elected shall hold office until his or her successor is elected at an annual, regular, or special meeting.  Vacancies created by a removal of a director may only be filled by approval of the shareholders.

Interested Shareholders Transaction and Business Combination	The CGCL does not provide any specific restrictions on interested shareholders effecting a business combination.

Section 203 of the DGCL prohibits, subject to certain exceptions, a Delaware corporation from engaging in a business combination with an interested shareholder (e.g. a shareholder owning 15% or more of the outstanding shares entitled to vote) for three years following the date that the shareholder becomes an interested shareholder without Board approval.  Section 203 makes certain types of hostile takeovers more difficult.

Removal of Directors

Under CGCL any director, or the entire board of directors, may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote.  If the company allows cumulative voting, as Mentor does, no director may be removed (unless the entire board is removed) if the number of votes cast against the removal would be sufficient to elect the director under cumulative voting rules.

Under DGCL a single director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except that unless the certificate of incorporation provides otherwise, if the board is classified, the shareholder may effect such removal only for cause.

Shareholder Vote Required to Approve Merger or Sale of Company

The CGCL requires that the holders of the outstanding shares representing a majority of the voting power of both the acquiring and target corporation approve a statutory merger.  Additionally, the CGCL requires that a sale of all or substantially all of the assets of a corporation be approved by the holders of the outstanding shares representing a majority of the voting power of the corporation selling its assets.

The DGCL is similar to the CGCL in that the holders of the outstanding shares representing a majority of the voting power of both the acquiring and the target company are required to approve a statutory merger.  Similarly, when selling all or substantially all of the company’s assets, a vote of the majority of the outstanding voting shares are required to approve the sale.

Provision	Mentor California	Mentor Delaware
50/90 Rule Related to Mergers

In California, if one party to a merger or its parent owns, directly or indirectly, more than 50% of the voting power of the other merging party, the non-redeemable common shares or non-redeemable common equity of the acquired company may be converted only into non-redeemable common shares of the surviving entity or its parent.  This rule does not apply if all of the shareholders of the class consent; if the transaction is a short-form merger; or if the Commissioner of Corporations, Commissioner of Financial Institutions, or the Public Utility Commission approves the merger.

Delaware does not have an analogous provision in the DGCL.
Dividends and Repurchases of Shares

Under the CGCL, a corporation may not make a distribution to its shareholders unless (i) the amount of retained earnings immediately prior to the distribution equals or exceeds the amount intended to be distributed plus all accrued but unpaid preferential dividends, and (ii) immediately after the distribution the value of the corporation’s assets equals or exceeds its liabilities plus any preferential distribution rights.

A Delaware corporation may authorize distributions at any time so long as preferential distributions are paid or set aside before any dividends or other payouts are authorized for any other classes or series of stock.  Distributions will be paid out of surplus and the board of directors may approve an increase in the surplus by directing a portion of the corporation’s net assets to be transferred to the corporation’s surplus account.

A corporation may redeem any or all shares which are redeemable at its option by (i) giving notice to shareholders required by CGCL and its articles of incorporation and (ii) paying for such redeemed shares.  Shares redeemed by the corporation are restored to the status of authorized but unissued shares unless the articles require otherwise.

Under DGCL the corporation may redeem any shares at any time so long as at least 1 voting share remains outstanding after the redemption.  Shares shall be redeemed out of the corporation’s surplus account.

Provision	Mentor California	Mentor Delaware
Elimination or Limitation of Director Personal Liability for Monetary Damages

The CGCL allows a corporation to limit the directors’ and officers’ personal liability for monetary damages except in instances where liability is based on:

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Intentional misconduct or knowing and culpable violation of law;

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Acts or omissions that a director believes to be contrary to the best interests of the corporation or its shareholders or that involve the absence of good faith on the part of the director;

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Receipt of an improper personal benefit;

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Acts or omissions that show reckless disregard for the director’s duty to the corporation or its shareholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its shareholders;

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Acts or omissions that constitute an unexcused pattern of inattention that amounts to a dereliction of the director’s duty to the corporation and its shareholders; or

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Transactions between the corporation and a director who has a material financial interest in such transaction, and liability for improper distributions, loans, or other guarantees.

Mentor California’s Articles eliminate personal liability for its directors to the fullest extent allowed by California law.

The DGCL allows a corporation to include a provision in its certificate of incorporation which limits a director’s personal liability for monetary damages arising from the director’s breaches of his or her fiduciary duties to the corporation and its shareholder, subject to certain exceptions.  Directors may not be absolved for liability arising from:

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Breaches of the director’s duty of loyalty to the corporation or its shareholders;

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Acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

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The payment of individual dividends or unlawful stock repurchases or redemptions; or

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Transactions in which the director received an improper personal benefit.

Mentor Delaware’s Certificate of Incorporation eliminates personal liability for its directors to the fullest extent allowed by Delaware law.

Indemnification

The CGCL allows indemnification of officers and directors provided that each meets a certain standard of conduct.  The CGCL requires indemnification when the indemnitee has successfully defended the action on its merits.  Indemnification is permitted under the CGCL only for acts taken in good faith and believed to be in the best interests of the company and its shareholders.

Similarly, the DGCL allows indemnification if each of the indemnified officers and directors meets a certain standard of conduct.  The DGCL requires indemnification when the indemnitee has successfully defended the action on its merits.  Indemnification is permitted under the DGCL for acts in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the company and its shareholders.  The DGCL allows a company to provide indemnification in excess of that provided under the DGCL.

Provision	Mentor California	Mentor Delaware

Expenses incurred by an officer or a director may be advanced by a corporation, if the officer or director agrees to reimburse such amounts if he or she is deemed not entitled to such indemnification.  The CGCL permits a company to purchase indemnification insurance for its officers, directors, employees, and agents.

Like California, the DGCL allows a corporation to advance expenses to officers and directors if each agrees to reimburse those advanced amounts if he or she is deemed not entitled to such indemnification.  The DGCL also permits a corporation to purchase indemnification insurance for the benefit of its officers, directors, employees, and agents.

The DGCL allows indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third party action, provided that such payments are approved by a majority vote of the disinterested directors of the board, by independent legal counsel, or by the shareholders that the person seeking indemnification acted in good faith and in a manner reasonable believed to be in the best interests of the corporation.  No indemnification may be made without court approval in any derivative action in which such person is adjudged liable for negligence or misconduct.

The CGCL allows a corporation to provide indemnification rights beyond those provided in the CGCL provided that such excess coverage is authorized by the corporation’s articles of incorporation.

Mentor California’s Articles provide for indemnification rights to the fullest extent allowed by law.  Mentor California has entered into indemnification agreements with each of its directors and executive officers.

Mentor Delaware’s Certificate of Incorporation allowed the corporation to indemnify its officers and directors to the fullest extent allowed by law.

Mentor Delaware will assume the indemnification agreements entered into with its officers and directors providing for substantial rights to indemnification in accordance with the DGCL.

Amendment of Bylaws	Mentor California’s Bylaws may be amended by a vote or written consent of the holders of a majority of the outstanding shares entitled to vote.

Mentor Delaware’s Bylaws may be amended by a vote or written consent of the holders of a majority of the outstanding shares entitled to vote.  Mentor Delaware’s Bylaws may also be altered, amended, or repealed by a majority of the directors on the corporation’s Board of directors.

Amendment of Articles or Certificate of Incorporation	Mentor California’s Articles of Incorporation may be amended by a vote or written consent of the holders of a majority of the outstanding shares entitled to vote.	Mentor Delaware’s Certificate of Incorporation may be amended by a vote or written consent of the holders of a majority of the outstanding shares entitled to vote.
Dissolution	Under the CGCL, a corporation may be dissolved on the approval of a majority vote of the outstanding shares entitled to vote.

Under the DGCL, if approved by the Board, a corporation may be dissolved on the vote of a majority of the outstanding shares of stock entitled to vote.

If the Board does not approve dissolution, the corporation may only be dissolved on a unanimous vote of all stockholders entitled to vote.

Provision	Mentor California	Mentor Delaware
Shareholder Proposals and Director Nominees	Mentor California’s Bylaws do not provide a specific procedure for shareholder proposals or director nominees.	Similarly, Mentor Delaware’s Bylaws also do not provide a specific procedure for shareholder proposals or director nominees.
Shareholder Rights Plans or “Poison Pills”

The CGCL does not specifically provide for shareholder rights plans or “poison pills” and, as neither type of plan has been directly tested by the California court system, it is unclear whether either type of plan will ultimately be approved in California.  The CGCL provides that each shareholder of a class must be treated the same as any other member of the same class so it is unclear whether a shareholder rights plan providing for additional shares on a pro-rata basis to certain shareholders in an effort to stave off a hostile takeover would be allowed.

The DGCL does not have a specific provision authorizing a shareholder rights plan but, over the years, the Delaware courts have consistently approved shareholder rights plans effected to provide a pro-rata right to certain shareholders to purchase additional shares in an effort to avoid a hostile takeover.

Mentor Delaware is not certain at this time whether it will implement such a plan.

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

Common Stock

The following table is furnished as of June 30, 2015, and sets forth certain information regarding the beneficial ownership of our common stock held by each of our directors, by each of our principal shareholders and by all of our directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Chester Billingsley	7,142,670(1, 2)	24.65%(7)
Stan Shaul	262,940(3)	0.91%(8)
Robert B. Meyer	1,313,784(4)	4.53%(8)
Earl Kornbrekke	214,418(5)	0.74%(8)
Lori Stansfield	204,222(6)	0.70%(8)
Directors and Officers as a group	9,138,034	31.53%(9)

(1)

5,000,485 (which is 99.9%) of Mr. Billingsley’s shares of Common Stock are voluntarily held in escrow with The Corporate Law Group under safekeeping receipts for purposes of assuring the market that neither Mentor Capital nor Mr. Billingsley are involved in a “pump-and-dump” scheme.

(2)

In addition to 5,000,485 shares of Common Stock, Mr. Billingsley also holds 2,137,684 Series D warrants exercisable at $1.60 per share and 4,500 Series B warrants exercisable at $0.11 per share.  As of the date of this Statement Mr. Billingsley has not exercised any of these Series B or D warrants.

(3)

In addition to 40,043 shares of Common Stock, Mr. Shaul also holds 222,897 Series D warrants exercisable at $1.60 per share.  As of the date of this Statement Mr. Shaul has not exercised any Series D warrants.

(4)

In addition to 874,829 shares of Common Stock, Mr. Meyer also holds 438,955 Series D warrants exercisable at $1.60 per share.  As of the date of this Statement Mr. Meyer has not exercised any Series D warrants.

(5)

In addition to 21,000 shares of Common Stock, Mr. Kornbrekke also holds 196,114 Series D warrants exercisable at $1.60 per share.  As of the date of this Statement Mr. Kornbrekke has not exercised any Series D warrants originally held or redeemed as a designee except as follows.  In March 2015, Mr. Kornbrekke redeemed as a designee and then exercised 2,804 unexercised D warrants by paying the $0.10 per share redemption fee and $0.435 per share exercise price associated with the February 2015 partial redemption.

(6)

Ms. Stansfield holds 200,000 Series D warrants exercisable at $1.60 per share.  As of the date of this Statement, Ms. Stansfield has not exercised any of these 200,000 Series D warrants.  In March 2015, Ms. Stansfield redeemed as a designee and then exercised 2,000 unexercised D warrants by paying the $0.10 per share redemption fee and $0.435 per share exercise price associated with the February 2015 partial redemption.  In June 2015, Ms. Stansfield redeemed as a designee and then exercised 2,222 unexercised D warrants by paying the $0.10 per share redemption fee and $0.35 per share exercise price associated with the June 2015 partial redemption.

(7)

The Percentage of Class ownership of Mr. Billingsley is calculated based on the total number of outstanding shares of Common Stock (15,923,765), Series B warrants (4,500) and Series D warrants (13,051,912).

(8)

The Percentage of Class ownership of Mr. Shaul, Mr. Meyer, Mr. Kornbrekke and Ms. Stansfield is calculated based on the total number of outstanding shares of Common Stock (15,923,765) and Series D warrants (13,051,912).

(9)

Calculated based on the revised Percentage of Class ownership of the Company’s management, executive officers, and directors.

OTHER BUSINESS

The Company knows of no other matters to be submitted to Shareholders at this time.

Date:

July 9, 2015

By Order of the Board of Directors

Mentor Capital, Inc.

By:

/s/       Chester Billingsley

Chester Billingsley, Chief Executive Officer

Agreement and Plan of Merger

By and Between

Mentor Capital, Inc. (a Delaware Corporation)

And

Mentor Capital, Inc. (a California Corporation)

This Agreement and Plan of Merger is made on this 30th day of June, 2015, between Mentor Capital, Inc., a California corporation, (hereinafter called the “California Company”), and Mentor Capital, Inc., a Delaware corporation which has recently been formed for the purpose of this merger the principal purpose of which is to change the state of incorporation of the California Company, (hereinafter called the “Delaware Company”).

WHEREAS, the California Company has an authorized capital stock consisting of Four Hundred Million (400,000,000) shares of Common Stock, being a single class, without series, no par value, of which 15,923,765 shares have been duly issued, fully paid and are now outstanding on the books of the corporation as of the date of this agreement (pre-merger) and One Hundred Million (100,000,000) shares of Preferred Stock, of which Five Hundred Thousand (500,000) are designated as “Series A Preferred Stock”, no par value, of which 0 shares have been duly issued, fully paid and are now outstanding on the books of the corporation as of the date of this agreement (pre-merger); and

WHEREAS, the Delaware Company has an authorized capital stock consisting of Seventy-Five Million (75,000,000) shares of common stock, being a single class, without series, $0.0001 par value per share, of which one (1) share has been duly issued, fully paid and is now outstanding as of the date of this agreement and Five Million (5,000,000) shares of Preferred Stock, being a single class, without series, $0.0001 par value per share, of which zero (0) shares have been duly issued, fully paid and are now outstanding on the books of the corporation as of the date of this agreement; and

WHEREAS, the Board of Directors of the California Company and the Delaware Company, respectively, deem it advisable and generally to the advantage and welfare of the parties to this agreement and their respective shareholders, that the California Company merge with and into the Delaware Company pursuant to the provisions of Sections 1100 et seq. of the California Corporations Code and Sections 251 et seq. of the General Corporation Law of the State of Delaware; and

WHEREAS, pursuant to a vote of the shareholders of the California Company by written consent on or about the 30th day of June 2015, representing a majority of common shares of record of the California Company there being Fifteen Million Nine Hundred Twenty-Three Thousand Seven Hundred Sixty-Five (15,923,765) shares issued and outstanding entitled to vote by such written consent (pre-merger), a majority of shareholders of record voted by written consent, 11,447,403 shares voted FOR and Zero (0) shares voted AGAINST the change of domicile of the California Company; and

WHEREAS, the California Company, by approval of a majority of its shareholders and Directors, and the Delaware Company by approval of its sole shareholder and sole Director, do agree to a merger of the two corporations upon the following terms and conditions.

NOW THEREFORE, in consideration of the premises and of the mutual agreement herein contained and of the mutual benefits provided, it is agreed by and between the parties hereto as follows:

PLAN OF MERGER

1.

Preliminary Matters

A.

The registered office of the California Company in the State of California is located at P.O. Box 1709, Ramona, CA 92065, and Paul David Marotta is the registered agent of the California Company upon whom service of process for the California Company may be received within the State of California.

B.

The registered office of the Delaware Company in the State of Delaware is located at 1521 Concord Pike #303, Wilmington, DE 19803, County of New Castle, and A Registered Agent, Inc. is the registered agent of the Delaware Company upon which service of process for the Delaware Company may be received within the State of Delaware.

C.

Hereafter, the California Company does appoint Paul David Marotta of The Corporate Law Group, located at 1342 Rollins Road, Burlingame, CA 94010, as the Registered Agent of the California Company upon whom service of process may be received on behalf of the California Company within the State of California.

D.

A copy of this Agreement and Plan of Merger shall be placed permanently on file at the principal office and place of business of the Delaware Company.

E.

The surviving corporation, the Delaware Company, is to be governed by the laws of the State of Delaware, but it shall comply with the applicable provisions of the California Corporations Code, as amended, since it will transact business in the State of California, and this Agreement and Plan of Merger shall be filed with the Delaware Secretary of State and the California Secretary of State so that:

1)

The Delaware Company may be served with process in any proceeding for the enforcement of the rights of dissenting shareholders of the California Company against the Delaware Company which is the surviving corporation of this Agreement and Plan of Merger; and

2)

The Delaware Company agrees to the irrevocable appointment of Paul David Marotta as its registered agent to accept service of process in any proceeding within the State of California; and

3)

The Delaware Company agrees that it will promptly pay to any dissenting shareholders of the California Company, the amount, if any, to which they shall be entitled under the provisions of Sections 1100 et seq. of the California Corporations Code with respect to the rights of dissenting shareholders; and

4)

A copy of this agreement will be provided to shareholders of the California Company at no cost.

2.

Merger.  The California Company shall be and it hereby is merged into the Delaware Company, upon the Effective Date defined in Section 3 hereunder.

3.

Effective Date.  This Agreement and Plan of Merger shall become effective immediately upon compliance with the laws of the States of California and Delaware, the time of such effectiveness being hereinafter called the Effective Date.

4.

Surviving Corporation.  The Delaware Company shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware, but the separate existence of the California Company shall cease forthwith upon the Effective Date.

5.

Authorized Capital.

The authorized capital stock of the Delaware Company following the Effective Date is and shall remain Eighty Million (80,000,000) shares of authorized stock of which Seventy-Five Million (75,000,000) shares shall be Common Stock, being of a single class, without series and with a $0.0001 par value per share and an additional Five Million (5,000,000) shares shall be Preferred Stock, being of a single class, with a $0.0001 par value per share as defined in Article IV of its Amended and Restated Certificate of Incorporation, unless and until they shall be changed in accordance with the laws of the State of Delaware.

6.

Certificate of Incorporation.  Upon the Effective Date, pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, the Amended and Restated Certificate of Incorporation of the Delaware Company as attached hereto as Attachment A shall be the Certificate of Incorporation of the Delaware Company following the Effective Date unless and until such Certificate of Incorporation shall be amended or repealed in accordance with the provisions thereof, which power to amend or repeal is hereby expressly reserved, and all rights or powers of whatsoever nature conferred with such Certificate of Incorporation or herein upon any shareholder or director or officer of the Delaware Company or upon any other person whomsoever are subject to the reserve of such power.  Such Amended and Restated Certificate of Incorporation shall constitute the Certificate of Incorporation of the Delaware Company separate and apart from this Agreement and Plan of Merger and may be separately certified as the Certificate of Incorporation of the Delaware Company.

7.

Bylaws.  The Bylaws of the Delaware Company as they exist on the Effective Date shall be the Bylaws of the Delaware Company following the Effective Date unless and until such Bylaws shall be amended or repealed in accordance with the provisions thereof.

8.

Board of Directors and Officers.  The members of the first Board of Directors and the officers of the Delaware Company immediately after the effective time of the merger shall be those persons who were members of the Board of Directors and the officers, respectively, of the California Company, immediately prior to the effective time of the merger, and such persons shall serve in such offices, respectively, for the terms provided by law or in the Bylaws or until their respective successors are duly elected and qualified.

9.

Vacancies.  If, upon the Effective Date, a vacancy shall exist in the Board of Directors or in any of the officers of the Delaware Company as they are specified above, such vacancy shall thereafter be filled by appointment and majority approval of the Board of Directors of the Delaware Company in the manner provided by law and the Bylaws of the Delaware Company.

10.

Further Assurance of Title.

  If at any time the Delaware Company shall consider or be advised that any acknowledgements or assurances in law or other similar actions are necessary or desirable in order to acknowledge or confirm in and to the Delaware Company any right, title, or interest in the California Company held immediately prior to the Effective Date, the California Company and its proper officers and directors shall and will execute and deliver all such acknowledgments or assurances in law and do all such things as are necessary or proper to acknowledge or confirm such right, title or interest in the Delaware Company in accordance with this Agreement and Plan of Merger, and the Delaware Company and the proper officers and directors thereof are fully authorized to take any and all such action in the name of the California Company or otherwise.

11.

Retirement of Outstanding Stock.

  Forthwith upon the Effective Date, the one (1) share of the Common Stock of the Delaware Company presently issued and outstanding shall be retired, and no shares of Common Stock or other securities of the Delaware Company shall be issued in respect thereof.

12.

Conversion of Outstanding Stock.  Forthwith upon the Effective Date, each one of the issued and outstanding shares of Common Stock of the California Company and all rights in respect thereof shall be converted into one fully paid and non-assessable share of Common Stock of the Delaware Company, and each certificate nominally representing shares of Common Stock of the California Company shall for all purposes be deemed to evidence the ownership of shares of Common Stock of the Delaware Company.  The holders of such certificates of the California Company shall not be required to surrender their certificates in exchange for certificates of Common Stock of the Delaware Company but, as certificates nominally representing shares of Common Stock of the California Company are surrendered for transfer, the Delaware Company will cause to be issued certificates representing shares of Common Stock of the Delaware Company, and, at any time upon surrender by any holder of certificates nominally representing shares of Common Stock of the California Company, the Delaware Company will cause to be issued therefore certificates for a like number of shares of Common Stock of the Delaware Company, subject to any reverse or forward splits of Common Stock of the Delaware Company in effect thereafter.

13.

Retirement of Treasury Stock.  Forthwith upon the Effective Date, shares of Common Stock of the California Company held in the Treasury of the California Company, if any, on the Effective Date, shall be retired and no shares of Common Stock or any other securities of the Delaware Company shall be issued in respect thereof.

14.

Rights and Liabilities of the Delaware Company.

  At and after the effective time of the merger, the Delaware Company shall succeed to and possess, without further act or deed, all of the estate, rights, privileges, powers and franchises, both public and private, and all of the property, real, intellectual, personal, and mixed, of each of the parties hereto; all debts due to the California Company on whatever account shall be vested in the Delaware Company; all claims, demands, property, rights, privileges, powers and franchises and every other interest of either of the parties hereto shall be as effectively the property of the Delaware Company as they were of the respective parties hereto; the title to any real estate vested by deed or otherwise in the California Company shall not revert or be in any way impaired by reason of the merger, but shall be vested in the Delaware Company; all rights of creditors and all liens upon any property of either of the parties hereto shall be preserved unimpaired, limited in lien to the property affected by such lien at the Effective Date of the merger; all debts, liabilities, and duties of the respective parties hereto shall henceforth attached to the Delaware Company and may be enforced against it to the same extent as if such debts, liabilities, and duties had been incurred or contracted by it; and the Delaware Company shall indemnify and hold harmless the officers and directors of each of the parties hereto against all such debts, liabilities and duties and against all claims and demands arising out of the merger.

15.

Book Entries.

  The merger contemplated hereby shall be treated as a pooling of interests and as of the Effective Date entries shall be made upon the books of the Delaware Company in accordance with the following:

A.

The assets and liabilities of the California Company shall be recorded at the amounts at which they are carried on the books of the California Company immediately prior to the Effective Date with appropriate adjustment to reflect the retirement of the one (1) share of Common Stock of the Delaware Company presently issued and outstanding.

B.

There shall be credited to Capital Account the aggregate amount of the par value per share of all of the Common Stock of the Delaware Company resulting from the conversion of the outstanding Common Stock of the California Company.

C.

There shall be credited to Capital Surplus Account an amount equal to that carried on the Capital Surplus Account of the California Company immediately prior to the Effective Date.

D.

There shall be credited to Earned Surplus Account an amount equal to that carried on the Earned Surplus Account of the California Company immediately prior to the Effective Date.

16.

Options and Warrants.  Upon the Effective Date, the Delaware Company will assume and continue all of the outstanding and unexercised portions of all warrants to buy Common Stock of the California Company and all outstanding and unexercised warrants shall become warrants for the same number of shares of Common Stock of the Delaware Company with no other changes in the terms and conditions of such warrants, including exercise prices, and, effective upon the Effective Date, the Delaware Company shall assume the outstanding and unexercised portions of any and all such warrants and the obligations of the California Company with respect thereto.

17.

Service of Process on the Delaware Company.

The Delaware Company agrees that it may be served with process in the State of California in any proceeding for enforcement of any obligation of the California Company as well as for the enforcement of any obligation of the Delaware Company arising from the merger, including any suit or other proceeding to enforce the right of any shareholder as determined in appraisal proceedings pursuant to the provisions of Sections 1100 et seq. of the California Corporations Code.

18.

Amendment.

 At any time before or after approval by the shareholders of the California Company, this Agreement and Plan of Merger may be amended in any manner (except that any of the principal terms may not be amended without the approval of the shareholders of the California Company) as may be determined in the judgment of the respective Board of Directors of the California Company and the Delaware Company to be necessary, desirable or expedient in order to clarify the intention of the parties hereto or to effect or facilitate the purpose and intent of this Agreement and Plan of Merger.

19.

Termination.

This Agreement and Plan of Merger may be terminated and abandoned by action of the Board of Directors of the California Company at any time prior to the Effective Date, whether before or after approval of the shareholders of the parties hereto.

20.

Expenses and Rights of Dissenting Shareholders.

The Delaware Company shall pay all expenses of carrying this Agreement and Plan of Merger into effect and of accomplishing the merger, including amounts, if any, to which dissenting shareholders of the California Company may be entitled by reason of this merger.

21.

Authorization.  This Agreement and Plan of Merger was duly authorized by a majority vote of the shareholders by written consent dated June 30, 2015 and at a meeting of the Board of Directors of the California Company on May 2, 2015, wherein specific authorization was given for the incorporation and formation of the Delaware Company for the purpose of changing the domicile of the California Company to that of the State of Delaware, and was duly adopted by the newly formed Board of Directors of the Delaware Company.

22.

Counterparts.

In order to facilitate the filing and recording of this Agreement and Plan of Merger, it may be executed in any number of counterparts, each of which shall be deemed to be an original.

[Signatures on Page Following]

IN WITNESS THEREOF, The California Company and the Delaware Company, pursuant to the approval and authority duly given by resolutions adopted by their respective Board of Directors and by approval of a majority of the shareholders, have caused this Agreement and Plan of Merger to be executed by its respective President and Secretary, on June 30, 2015.

The California Company

The Delaware Company

By: ________________________________

          By: ________________________________

Chester Billingsley, Chief Executive

Chester Billingsley, President

Officer

and Secretary

By: ________________________________

Robert Meyer, Secretary

The undersigned certify under penalty of perjury that they have read the foregoing Agreement and Plan of Merger and know the contents thereof, that the statements therein are true and that this Agreement and Plan of Merger was executed at Burlingame, California on June 30, 2015.

The California Company

The Delaware Company

By: ________________________________

          By: ________________________________

Chester Billingsley, Chief Executive

Chester Billingsley, President

Officer

and Secretary

By: ________________________________

Robert Meyer, Secretary

CERTIFICATE OF THE SECRETARY

OF

MENTOR CAPITAL, INC.

(a California Company)

I, Robert Meyer, the Secretary of Mentor Capital, Inc., a corporation organized and existing under the laws of the State of California (the “California Company”), hereby certify, as such Secretary, that:

1.

The transaction described in the Agreement and Plan of Merger attached to this Certificate (the “Plan of Merger”) was duly submitted to the stockholders of the California Company, for a vote on written consent, as authorized pursuant to Section 603 of the California Corporations Code, on June 30, 2015.  For the purpose of considering and taking action upon the proposed Plan of Merger, there were 15,923,765 fully paid, non-assessable shares of Common Stock of the California Company issued and outstanding entitled to vote, and the holders voted by written consent or by proxy. The Company did not issue or have outstanding any shares of Preferred Stock and, therefore, no shares of Preferred Stock were entitled to vote or did vote on the proposed Plan of Merger.  11,447,403 shares, or 71.89% of the shares entitled to vote, voted FOR and 0 shares, or 0% of the shares entitled to vote, voted AGAINST the Plan of Merger, and thereby the Plan of Merger was also duly adopted as the act of the shareholders of the California Company.

2.

The principal terms of the Plan of Merger were duly approved by the Board of Directors of the California Company.

I declare under penalty of perjury that the foregoing is true and correct.

Executed on June 30, 2015 at Laguna Niguel, California

____________________________________________

Robert Meyer, Secretary of Mentor Capital, Inc.

CERTIFICATE OF THE SECRETARY

OF

MENTOR CAPITAL, INC.

(a Delaware Company)

I, Chester Billingsley, the Chief Executive Officer and Secretary of Mentor Capital, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Delaware Company”), hereby certify, as such Chief Executive Officer and Secretary, that the principal terms of the Plan of Merger were duly approved by the sole Director and the sole shareholder of the Delaware Company.  The Company had issued and there was outstanding one (1) fully paid, non-assessable share of Common Stock, and the shareholder holding this single share, or One-Hundred percent (100%), of the outstanding shares of Common Stock entitled to vote, voted FOR the Plan of Merger.

I declare under penalty of perjury that the foregoing is true and correct.

Executed on June 30, 2015, at Ramona, California

____________________________________________

Chester Billingsley, Chief Executive Officer and Secretary of Mentor Capital, Inc.

Attachment 1

Amended and Restated Certificate of Incorporation

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

MENTOR CAPITAL, INC.

The undersigned, Chester Billingsley and Robert Meyer, the President and Secretary, respectively, of Mentor Capital, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, hereby certify:

First.  That the date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was May 22, 2015.

Second.  That resolutions of the Board of Directors of the Corporation were duly adopted setting forth a proposed amendment and restatement of the Certificate of Incorporation of the Corporation as set forth herein.

Third.  That pursuant to the General Corporation Law of the State of Delaware the Certificate of Incorporation of the Corporation be amended and restated in its entirety as follows:

ARTICLE I

The name of the Corporation is Mentor Capital, Inc.

ARTICLE II

The address of the Corporation’s registered office in the State of Delaware is 1521 Concord Pike Ste. 303, Wilmington, DE 19803, County of New Castle.  The name of its registered agent at such address is A Registered Agent, Inc.

ARTICLE III

The purpose for which the Corporation is organized is to engage in any business, trade or activity which may lawfully be conducted by a corporation organized under the General Corporation Law of the State of Delaware.

ARTICLE IV

(A)

Classes of Stock.  This Corporation is authorized to issue two classes of capital stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares which the Corporation is authorized to issue is Eighty Million (80,000,000).  Seventy-Five Million (75,000,000) shares shall be Common Stock, each with a par value of $0.0001, and Five Million (5,000,000) shares shall be Preferred Stock, each with a par value of $0.0001.

(B)

Rights, Preferences and Restrictions of Preferred Stock.  The Preferred Stock authorized by this Amended and Restated Certificate of Incorporation may be issued from time to time in series.  The Board of Directors is hereby authorized to fix or alter the rights, preferences, privileges and restrictions granted to or imposed upon series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them.  Subject to compliance with applicable protective voting rights which have been or may be granted to the Preferred Stock or series thereof in certificates of determination or the Corporation’s Certificate of Incorporation (“Protective Provisions”), but notwithstanding any other rights of the Preferred Stock or any series thereof, the rights, privileges, preferences and restrictions of any such additional series may be subordinated to, pari passu with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent), or senior to any of those of any present or future class or series of Preferred or Common Stock.  Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding.  In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

(C)

Common Stock.  This Corporation reserves to the Common Stock all of the rights, preferences, privileges, and restrictions under the laws of the State of Delaware not otherwise granted hereunder to the Preferred Stock.  The holder of each share of Common Stock shall have the right to one vote, and shall be entitled to notice of any stockholders’ meeting in accordance with the Bylaws of this Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

ARTICLE V

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of this Corporation.

ARTICLE VI

This Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE VII

The number of directors of this Corporation shall be determined in the manner set forth in the Bylaws of this Corporation.

ARTICLE VIII

Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws of this Corporation may provide.  The books of this Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of this Corporation.

ARTICLE IX

Elections of directors need not be by written ballot unless a stockholder demands election by written ballot at the meeting and before voting begins or unless otherwise provided in the Bylaws of the Corporation.

ARTICLE X

To the fullest extent that the Delaware General Corporation Law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of the Corporation shall not be liable to the Corporation or its stockholders for any monetary damages for conduct as a director.  Neither any amendment to or repeal of this Article or amendment to the Delaware General Corporations Law nor the adoption of any provision of this Amended and Restated Certificate of Incorporation inconsistent with this Article shall adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

ARTICLE XI

To the fullest extent not prohibited by law, the Corporation:  (i) shall indemnify any person who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative, or otherwise (including an action, suit or proceeding by or in the right of the Corporation), by reason of the fact that the person is or was an officer or director of the Corporation, or is serving at the request of the Corporation as an officer or director of any affiliate of the Corporation, and (ii) may indemnify any person who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative, or otherwise (including an action, suit or proceeding by or in the right of the Corporation), by reason of the fact that the person is or was an employee or agent of the Corporation, or a fiduciary (within the meaning of the Employee Retirement Income Security Act of 1974), with respect to any employee benefit plan of the Corporation, or serves or served at the request of the Corporation as a director, officer, employee or agent of, or as a fiduciary (as defined above) of an employee benefit plan of, another corporation, partnership, joint venture, trust or other enterprise.  This Amended and Restated Certificate shall not be deemed exclusive of any other provision for the indemnification of directors, officers, employees, or agents that may be included in any statute, bylaw, agreement, resolution of stockholders or directors or otherwise, both as to action in any official capacity and action in any other capacity while holding office, or while an employee or agent of the Corporation.  Neither any amendment nor repeal of this Article, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any cause of action, suit or claim accruing or arising or that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

***

Fourth.  The stockholders and Board of Directors of the Corporation resolved by written consent to adopt and approve the aforementioned Amended and Restated Certificate of Incorporation.

Fifth.  This Amended and Restated Certificate of Incorporation is duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

Sixth.

The capital of the Corporation shall not be reduced under or by reason of foregoing amendment.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by its authorized officers effective as of the 30th day of June, 2015.

____________________________________________
Chester Billingsley,

Chief Executive Officer

____________________________________________
Robert Meyer,

Secretary

The undersigned certify under penalty of perjury that they have read the foregoing Amended and Restated Certificate of Incorporation and know the contents thereof, and that the statements therein are true.

Executed at San Diego, California effective as of the 30th day of June, 2015.

____________________________________________
Chester Billingsley,

Chief Executive Officer

 ____________________________________________
Robert Meyer,

Secretary

BYLAWS

OF

MENTOR CAPITAL, INC.

C-i

TABLE OF CONTENTS

             Section

Page

ARTICLE I - NAME - OFFICES - SCOPE

1

Section 1    Name

1

Section 2    Registered Office

1

Section 3    Other Offices

1

Section 4    Purposes

1

ARTICLE II - STOCKHOLDERS' MEETINGS

1

Section 1    Place of Meetings

1

Section 2    Annual Meetings

1

Section 3    Special Meetings

1

Section 4    Notice

1

Section 5    Quorum

1

Section 6    Adjourned Meetings; Notice

2

Section 7    Conduct of Business

2

Section 8    Voting

2

Section 9    Waiver of Notice

2

Section 10  Consent to Shareholder Action

2

Section 11  Record Dates

2

Section 12  Proxies

3

ARTICLE III - BOARD OF DIRECTORS

3

Section 1    Powers

3

Section 2    Number, Tenure and Qualifications

3

Section 3    Resignations and Vacancies

3

Section 4    Regular Meetings

3

Section 5    Special Meetings

3

Section 6    Place of Meetings

4

Section 7    Participation by Telephone

4

Section 8    Quorum

4

Section 9    Action at Meeting

4

Section 10  Waiver of Notice

4

Section 11  Action Without Meeting

4

Section 12  Removal

4

Section 13  Compensation

4

Section 14  Committees

5

Section 15  Approval of Loans to Officers

5

ARTICLE IV - OFFICERS

5

Section 1    Number and Term

5

Section 2    Inability to Act

5

Section 3    Removal and Resignation

5

Section 4    Vacancies

5

Section 5    Chairman of the Board

5

Section 6    Chief Executive Officer

5

Section 7    President

6

Section 8    Vice President

6

Section 9    Secretary

6

Section 10  Chief Financial Officer

6

Section 11  Salaries

6

Section 12  Officers Holding More than One Office

6

ARTICLE V - MISCELLANEOUS

6

Section 1    Record Date and Closing of Stock Books

6

Section 2    Certificates

7

Section 3    Representation of Shares in Other Corporations

7

Section 4    Fiscal Year

7

Section 5    Amendments

7

Section 6    Indemnification of Corporate Agents

7

Section 7    Postal, Fax, and E-mail Votes

7

C-2

BYLAWS

OF

MENTOR CAPITAL, INC.

ARTICLE I - NAME - OFFICES - SCOPE

Section1.

Name.     The name of the corporation shall be Mentor Capital, Inc. (the “Corporation”).

Section 2.

Registered Office.  The registered office of the Corporation shall be located at 1521 Concord Pike #303, Wilmington, DE 19803, County of New Castle.  The name of its registered agent at such location is A Registered Agent, INC.

Section 3.

Other Offices.  The Corporation may also have offices at such other places within or outside the State of Delaware as the Board of Directors may from time to time designate, or as the business of the Corporation may require.

Section 4.

Purposes.  The purpose of the Corporation is to engage in any business, trade and activity which may lawfully be conducted by a corporation organized under the General Corporation Law of the State of Delaware.

ARTICLE II – STOCKHOLDER’S MEETINGS

Section 1.

Place of Meetings.  Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board of Directors or by written consent of the holders of a majority of the shares entitled to vote thereat, given either before or after the meeting.  In the absence of any such designation, the meetings shall be held at the principal executive office of the Corporation.

Section 2.

Annual Meetings.  The annual meeting of stockholders shall be held each year on a date and at a time designated by the Board of Directors.  At the meeting, Directors shall be elected, and any other proper business may be transacted.  If the annual meeting of the stockholders be not held as herein prescribed, the election of Directors may be held at any meeting thereafter called pursuant to these Bylaws.

Section 3.

Special Meetings.  Special meetings of the stockholders, for any purpose whatsoever, unless otherwise prescribed by statute, may be called at any time by the Chairman of the Board, the Chief Executive Officer, the President or Vice President, or by the Board of Directors, or by one or more stockholders holding shares in the aggregate entitled to cast not less than thirty percent (30%) of the votes at that meeting.

Section 4.

Notice of Stockholder’s Meetings.  All notices of meetings with stockholders of the Corporation shall be in writing and shall be sent or otherwise given as provided below not less than ten (10) nor more than sixty (60) days before the meeting to each stockholder entitled to vote at such meeting.  Said notice shall state the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called.  Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the shareholder at his address as it appears on the records of the Corporation. An affidavit of the Secretary or of an assistant secretary or of a transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 5.

Quorum.  The presence in person or by proxy of the persons entitled to vote a majority of the shares outstanding and entitled to vote at any meeting constitutes a quorum for the transaction of business, except as otherwise provided by statute or by the certificate of incorporation.  If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the Chairman of the meeting or (ii) the stockholder entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.  At such adjourned meeting, at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

Section 6.

Adjourned Meetings; Notice.  Any stockholders’ meeting may be adjourned from time to time by the vote of the holders of a majority of the voting shares present at the meeting either in person or by proxy.  Notice of any adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken, unless a meeting is adjourned for forty-five (45) days or more from the date set for the original meeting.  At the adjourned meeting, the corporation may transact any business that might have been transacted at the original meeting.

Section 7.

Conduct of Business.  The Chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

Section 8.

Voting.  The stockholder entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Article II Section 11 hereof, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

Except as may otherwise be provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

Section 9.

Waiver of Notice.   Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the Certificate of Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of such a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for such purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the certificate of incorporation or these Bylaws.

Section 10.

Consent to Shareholder Action Without a Meeting.  Any action which may be taken at any meeting of stockholders may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those shareholders who have not consented in writing.  If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of  any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

Section 11.

Record Dates.  In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

If no record date is fixed:

(i)

The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held;

(ii)

The record date for determining stockholders entitled to give consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is given; and

(iii)

The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 12.

Proxies.  At any meeting of the stockholders, every shareholder having the right to vote shall be entitled to vote in person, or by proxy appointed in a writing subscribed by such shareholder and bearing a date not more than eleven (11) months prior to said meeting, unless the writing states that it is irrevocable and satisfies the requirements of applicable law.

ARTICLE III - BOARD OF DIRECTORS

Section 1.

Powers.  Subject to any limitations in the Articles of Incorporation or these Bylaws and to any provision of the General Corporation Law of Delaware requiring shareholder authorization or approval for a particular action, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by, or under the direction of, the Board of Directors.  The Board of Directors may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other person provided that the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised, under the ultimate direction of the Board of Directors.

Section 2.

Number, Tenure and Qualifications. The authorized number of Directors of this Corporation shall not be less than one (1) nor more than nine (9), the exact number of Directors to be fixed from time to time, within such limit, by a duly adopted resolution of the Board of Directors or the shareholders.  The initial number of Directors of the Corporation shall be set at Five (5).  Directors shall hold office for a term of One (1) year from the date they are elected.  No reduction of the authorized number of Directors shall have the effect of removing any Director before that Director’s term of office expires.  The number of authorized Directors may  be changed by a duly adopted Certificate of Amendment to the Certificate of Incorporation or by an amendment to this Bylaw duly adopted by the vote or written consent of the holders of a majority of the shares issued and outstanding and entitled to vote.

Each Director, including a Director elected to fill a vacancy, shall hold office until the annual meeting for the year in which his term expires and until his or her successor is elected and qualified or until his or her earlier resignation or removal.  If any such annual meeting is not held, or the Directors are not elected thereat, the Directors may be elected at any special meeting of stockholders held for that purpose.  Directors need not be stockholders.

Section 3.

Resignations and Vacancies.  Any Director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board of Directors of the Corporation, unless the notice specifies a later time for the effectiveness of such resignation.  If the resignation is effective at a future time, a successor may be elected to take office when the resignation becomes effective.

Except for a vacancy created by the removal of a Director, all vacancies in the Board of Directors, whether caused by resignation, death or otherwise, may be filled by a majority of the remaining Directors, though less than a quorum, or by a sole remaining Director, and each Director so elected shall hold office until his successor is elected at an annual, regular or special meeting of the stockholders.  Vacancies created by the removal of a Director may be filled only by approval of the stockholders. The stockholders may elect a Director at any time to fill any vacancy not filled by the Directors.  Any such election by written consent requires the consent of a majority of the outstanding shares entitled to vote.

Section 4.

Regular Meetings.  A regular annual meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after, and at the same place as, the annual meeting of stockholders.  The Board of Directors may provide for other regular meetings from time to time by resolution.

Section 5.

Special Meetings.  Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, or the Chief Executive Officer or the President or any Vice President, or the Secretary or any Director.  Written notice of the time and place of all special meetings of the Board of Directors shall be delivered personally or by telephone, including a voice messaging system or other system or technology designed to record and communicate messages, facsimile, electronic mail, or other electronic means to each Director at least forty-eight (48) hours before the meeting, or sent to each Director by first-class mail, postage prepaid, at least four (4) days before the meeting.  Such notice need not specify the purpose of the meeting.  Notice of any meeting of the Board of Directors need not be given to any Director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to such Director.

Section 6.

Place of Meetings.  Meetings of the Board of Directors may be held at any place within or without the State of Delaware, which has been designated in the notice, or if not stated in the notice or there is no notice, the principal executive office of the Corporation or as designated by the resolution duly adopted by the Board of Directors.

Section 7.

Participation by Telephone.  Members of the Board of Directors may participate in a meeting through use of conference telephone or similar communications equipment, so long as all members participating in such meeting can hear one another.

Section 8.

Quorum.  A quorum at all meetings of the Board of Directors shall be a majority of the Directors on the board at the time of notice for such meeting, or if the meeting is held without notice, at the time of such meeting.  In the absence of a quorum, a majority of the Directors present may adjourn any meeting to another time and place, without other than announcement at the meeting, until a quorum is present.  If a meeting is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the reconvened meeting to the directors who were not present at the time of the adjournment.

Section 9.

Action at Meeting.  Every act or decision done or made by a majority of the Directors present at a meeting duly held at which a quorum is present is the act of the Board of Directors.  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

Section 10.

Waiver of Notice.  The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, are as valid as though had at a meeting duly held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting, or an approval of the minutes thereof.  All such waivers, consents and approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

Section 11.

Action Without Meeting.  Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board individually or collectively consent in writing to such action.  Such written consent or consents shall be filed with the minutes of the proceedings of the Board.  Such action by written consent shall have the same force and effect as a unanimous vote of such Directors.

Section 12.

Removal.  The Board of Directors may declare vacant the office of a Director who has been declared of unsound mind by an order of court or who has been convicted of a felony.

The entire Board of Directors or any individual Director may be removed from office without cause by a vote of a shareholder holding a majority of the outstanding shares entitled to vote at an election of Directors; provided, however, that unless the entire Board is removed, no individual Director may be removed when the votes cast against removal, or not consenting in writing to such removal, would be sufficient to elect such Director if voted cumulatively at an election at which the same total number of votes cast were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of Directors authorized at the time of the Director’s most recent election were then being elected.

In the event an office of a Director is so declared vacant or in case the Board or any one or more Directors be so removed, new Directors may be elected at the same meeting.

Section 13.

Compensation.  No stated salary shall be paid Directors, as such, for their services, but, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of such Board, provided that nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.  Members of special or standing committees may be allowed like compensation for attending committee meetings.

Section 14.

Committees.  The Board of Directors may, by resolution adopted by a majority of the authorized number of Directors, designate one or more committees, each consisting of one (1) or more Directors, to serve at the pleasure of the Board of Directors.  The Board of Directors may designate one or more Directors as alternate members of any committee, who may replace any absent member at any meeting of the committee.  The appointment of members or alternate members of a committee requires the vote of a majority of the authorized number of Directors.  Any such committee, to the extent provided in the resolution of the Board of Directors, shall have all the authority of the Board of Directors in the management of the business and affairs of the Corporation, except with respect to (a) the approval of any action requiring stockholders’ approval or approval of the outstanding shares, (b) the filling of vacancies on the Board or any committee, (c) the fixing of compensation of Directors for serving on the Board or a committee, (d) the adoption, amendment or repeal of Bylaws, (e) the amendment or repeal of any resolution of the Board which by its express terms is not so amendable or repealable, (f) a distribution to stockholders, except at a rate or in a periodic amount or within a price range determined by the Board, and (g) the appointment of other committees of the Board or the members thereof.

Section 15.

Approval of Loans to Officers.  The Corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee who is a Director of the corporation or its subsidiary, whenever, in the judgment of the Directors, such loan, guarantee, or assistance may reasonably be expected to benefit the corporation. The loan, guarantee, or assistance may be with or without interest and may be unsecured, or secured in such a manner as the board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation.  Nothing contained in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

ARTICLE IV - OFFICERS

Section 1.

Number and Term.  The officers of the Corporation shall be a Chief Executive Officer, Secretary, and a Chief Financial Officer.  The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board, Chief Technology Officer, President, Vice President, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Secretaries Treasurers.  In addition, the Board of Directors may appoint such other officers as may be deemed expedient for the proper conduct of the business of the Corporation, each of whom shall have such authority and perform such duties as the Board of Directors may from time to time determine.  The officers to be appointed by the Board of Directors shall be chosen annually at the regular meeting of the Board of Directors held after the annual meeting of stockholders and shall serve at the pleasure of the Board of Directors.  If officers are not chosen at such meeting of the Board of Directors, they shall be chosen as soon thereafter as shall be convenient.  Each officer shall hold office until his successor shall have been duly chosen or until his removal or resignation.

Section 2.

Inability to Act.  In the case of absence or inability to act of any officer of the Corporation and of any person herein authorized to act in his place, the Board of Directors may from time to time delegate the powers or duties of such officer to any other officer, or any Director or other person whom it may select.

Section 3.

Removal and Resignation.  Any officer chosen by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of all the members of the Board of Directors.

Any officer chosen by the Board of Directors may resign at any time by giving written notice of said resignation to the Corporation.  Unless a different time is specified therein, such resignation shall be effective upon its receipt by the Chairman of the Board, the President, the Secretary or the Board of Directors.

Section 4.

Vacancies.  A vacancy in any office because of any cause may be filled by the Board of Directors for the unexpired portion of the term.

Section 5.

Chairman of the Board.  The Chairman of the Board shall preside at all meetings of the Board.

Section 6.

Chief Executive Officer.  Subject to the supervisory powers of the Board of Directors, the Chief Executive Officer of the Corporation shall have general supervision, direction, and control of the business and the officers of the Corporation.  He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a Chairman of the Board, at all meetings of the Board of Directors.  He or she shall have the general powers and duties of management usually vested in the Chief Executive Officer of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws.

Section 7.

President.  The President shall be the general manager of the Corporation, subject to the control of the Chief Executive Officer or the Board of Directors, and as such shall preside at all meetings of stockholders at which the Chief Executive Officer or Chairman of the Board are not presiding, shall have general supervision of the affairs of the Corporation, shall sign or countersign or authorize another officer to sign all certificates, contracts, and other instruments of the Corporation as authorized by the Board of Directors, shall make reports to the Board of Directors and stockholders, and shall perform all such other duties as are incident to such office or are properly required by the Board of Directors.

Section 8.

Vice President.  In the absence of the President, or in the event of such officer’s death, disability or refusal to act, the Vice President, or in the event there be more than one Vice President, the Vice Presidents in the order designated at the time of their selection, or in the absence of any such designation, then the order of their selection, shall perform the duties of President, and when so acting, shall have all the powers and be subject to all restrictions upon the President.  Each Vice President shall have such powers and discharge such duties as may be assigned from time to time by the President or by the Board of Directors.

Section 9.

Secretary.  The Secretary shall see that notices for all meetings are given in accordance with the provisions of these Bylaws and as required by law, shall keep minutes of all meetings, shall have charge of the seal and the corporate books, and shall make such reports and perform such other duties as are incident to such office, or as are properly required by the President or by the Board of Directors.

The Assistant Secretary or the Assistant Secretaries, in the order of their seniority, shall, in the absence or disability of the Secretary, or in the event of such officer’s refusal to act, perform the duties and exercise the powers and discharge such duties as may be assigned from time to time by the President or by the Board of Directors.

Section 10.

Chief Financial Officer.  The Chief Financial Officer may also be designated by the alternate title of “Treasurer”.  The Chief Financial Officer shall have custody of all moneys and securities of the Corporation and shall keep regular books of account.  Such officer shall disburse the funds of the Corporation in payment of the just demands against the Corporation, or as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Board of Directors from time to time as may be required of such officer, an account of all transactions as Chief Financial Officer and of the financial condition of the Corporation.  Such officer shall perform all duties incident to such office or which are properly required by the President or by the Board of Directors.

The Assistant Financial Officer or the Assistant Financial Officers, in the order of their seniority, shall, in the absence or disability of the Chief Financial Officer, or in the event of such officer’s refusal to act, perform the duties and exercise the powers of the Chief Financial Officer, and shall have such powers and discharge such duties as may be assigned from time to time by the President or by the Board of Directors.

Section 11.

Salaries.  The salaries of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that such officer is also a Director of the Corporation.

Section 12.

Officers Holding More than One Office.  Any two or more offices may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity, unless at the time of such execution, acknowledgment or verification there is only one person holding such offices.

ARTICLE V - MISCELLANEOUS

Section 1.

Record Date and Closing of Stock Books.  The Board of Directors may fix a time in the future as a record date for the determination of the stockholders entitled to notice of and to vote at any meeting of stockholders or entitled to receive payment of any dividend or distribution, or any allotment of rights, or to exercise rights in respect to any other lawful action.  The record date so fixed shall not be more than sixty (60) nor less than ten (10) days prior to the date of the meeting or event for the purposes of which it is fixed.  When a record date is so fixed, only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting or to receive the dividend, distribution, or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date.

The Board of Directors may close the books of the Corporation against transfers of shares during the whole or any part of a period of not more than sixty (60) days prior to the date of a stockholders’ meeting, the date when the right to any dividend, distribution, or allotment of rights vests, or the effective date of any change, conversion or exchange of shares.

Section 2.

Certificates.  Certificates of stock shall be issued in alphabetical or numerical order and each shareholder shall be entitled to a certificate signed in the name of the Corporation by the Chairman of the Board or the President or a Vice President, and the Chief Financial Officer, the Secretary or an Assistant Secretary, certifying to the number of shares owned by such shareholder.  Any or all of the signatures on the certificate may be facsimile.  Prior to the due presentment for registration of transfer in the stock transfer book of the Corporation, the registered owner shall be treated as the person exclusively entitled to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner, except as expressly provided otherwise by the laws of the State of Delaware.

Section 3.

Representation of Shares in Other Corporations.  Shares of other corporations standing in the name of this Corporation may be voted or represented and all incidents thereto may be exercised on behalf of the Corporation by the Chairman of the Board, the Chief Executive Officer, the President or any Vice President and the Chief Financial Officer or the Secretary or an Assistant Secretary.

Section 4.

Fiscal Year.  The fiscal year of the Corporation shall end on the 31st day of December.

Section 5.

Amendments.  Bylaws may be adopted, amended, or repealed by the vote or the written consent of stockholders entitled to exercise a majority of the voting power of the Corporation.   Subject to the right of stockholders to adopt, amend, or repeal Bylaws, Bylaws may be adopted, amended, or repealed by the Board of Directors, except that a Bylaw amendment changing the authorized number of Directors may be adopted by the Board of Directors only if these Bylaws permit a variable number of Directors and the Bylaw or amendment thereof adopted by the Board of Directors changes the authorized number of Directors within the limits specified in these Bylaws.

Section 6.

Indemnification of Corporate Agents.  The Corporation shall indemnify each of its agents against expenses, judgments, fines, settlements and other amounts, actually and reasonably incurred by such person by reason of such person’s having been made or having threatened to be made a party to a proceeding in accordance with the provisions of the Articles of Incorporation and Delaware General Corporation Law.  The Corporation shall advance the expenses reasonably expected to be incurred by such agent in defending any such proceeding upon receipt of the undertaking required by subdivision (f) of Title 8, Section 145 of Delaware law.  The terms “agent”, “proceeding” and “expenses” made in this Section 6 shall have the same meaning as such terms in the Delaware General Corporation Law.

Section 7.

Postal, Fax, and E-mail Votes.  Whenever, in judgment of the Board of Directors, any question shall arise which it believes should be put to a vote of the active membership and when it deems it inexpedient to call a special meeting for such purpose, the Directors may, unless otherwise require by these laws, submit such a matter to the membership by mail (electronic or postal) for vote and decision.  The question thus presented shall be determined according to a majority of the votes received by mail (electronic or otherwise) within 15 days after such submission to the membership, provided that in each case votes of at least 10% of members shall be received.  Any and all action taken pursuant to a majority mail vote in any such case shall be binding upon the Company in the same manner as would an action taken at a duly called meeting.  Voting on any organizational matter, unless specifically disallowed by vote or charter, may be conducted by postal mail, e-mail or other electronic representation.

I, Chester Billingsley, Secretary of Mentor Capital, Inc., a Delaware Corporation, do hereby certify that the foregoing Bylaws of Mentor Capital, Inc. are the duly adopted Bylaws of the Corporation as they are in effect on the date hereof.

IN WITNESS WHEREOF, I have hereunto subscribed my name this 22nd day of May 2015.

 /s/ Chester Billingsley

Chester Billingsley, Secretary